UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

December 21, 2005

Date of Report (Date of earliest event reported)

MAXIM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14430	87-0279983
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8899 UNIVERSITY CENTER LANE, SUITE 400

SAN DIEGO, CALIFORNIA 92122

(Address of principal executive offices, including zip code)

(858) 453-4040

(Registrants telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

                On December 21, 2005, we issued a press release announcing that the proposal to approve and adopt the Agreement and Plan of Merger, dated as of September 6, 2005, between EpiCept Corporation and Maxim and to approve the merger contemplated thereby was approved at our Special Meeting of Stockholders.  The text of this press release is set forth as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

Not Applicable.

(b)           Pro Forma Financial Information.

Not Applicable.

(c)           Exhibits.

99.1                           Press release, dated December 21, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIM PHARMACEUTICALS, INC.

Date: December 21, 2005	/s/ John D. Prunty
John D. Prunty Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer duly authorized to sign on behalf of the registrant)

INDEX TO EXHIBITS

99.1                           Press release, dated December 21, 2005